EXHIBIT 99-B.14.1


                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, J. Neil McMurdie and Michael A. Pignatella, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                  33-59749
                                  33-62481
                                  33-63611
                                  33-63657
                                  33-80750
                                 333-22723
                                 333-49581
                                 333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                 811-8582

hereby ratifying and confirming on this 2nd day of December, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    Signature/Title
                    ---------------


                /s/ Thomas J. McInerney
--------------------------------------------------------
                  Thomas J. McInerney
                Director and President

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, J. Neil McMurdie and Michael A. Pignatella, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                  33-59749
                                  33-62481
                                  33-63611
                                  33-63657
                                  33-80750
                                 333-22723
                                 333-49581
                                 333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                 811-8582

hereby ratifying and confirming on this 2nd day of December, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    Signature/Title
                    ---------------


                /s/ Catherine H. Smith
--------------------------------------------------------
                 Catherine H. Smith
                      Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, J. Neil McMurdie and Michael A. Pignatella, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                  33-59749
                                  33-62481
                                  33-63611
                                  33-63657
                                  33-80750
                                 333-22723
                                 333-49581
                                 333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                 811-8582

hereby ratifying and confirming on this 2nd day of December, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    Signature/Title
                    ---------------


                 /s/ Shaun P. Mathews
--------------------------------------------------------
                   Shaun P. Mathews
                       Director

                                POWER OF ATTORNEY

I, the undersigned Vice President, Corporate Controller and Assistant Treasurer of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, J. Neil McMurdie, Michael A. Pignatella, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                  33-59749
                                  33-62481
                                  33-63611
                                  33-63657
                                  33-80750
                                 333-22723
                                 333-49581
                                 333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                 811-8582

hereby ratifying and confirming on this 2nd day of December, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    Signature/Title
                    ---------------


                 /s/ Deborah Koltenuk
--------------------------------------------------------
                 Deborah Koltenuk
                  Vice President,
               Corporate Controller and
                  Assistant Treasurer

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, J. Neil McMurdie and Michael A. Pignatella, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                  33-59749
                                  33-62481
                                  33-63611
                                  33-63657
                                  33-80750
                                 333-22723
                                 333-49581
                                 333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                 811-8582

hereby ratifying and confirming on this 2nd day of December, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    Signature/Title
                    ---------------


                 /s/ David W. O'Leary
--------------------------------------------------------
                   David W. O'Leary
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, J. Neil McMurdie and Michael A. Pignatella, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                  33-59749
                                  33-62481
                                  33-63611
                                  33-63657
                                  33-80750
                                 333-22723
                                 333-49581
                                 333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                 811-8582

hereby ratifying and confirming on this 2nd day of December, 1999, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    Signature/Title
                    ---------------


                 /s/ Steven A. Haxton
--------------------------------------------------------
                   Steven A. Haxton
                       Director